SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No)

19975 Victor Parkway, Livonia, Michigan 48152

(Address of principal executive office)

Registrant’s telephone number, including area code: 734-591-3000

Item 9.	REGULATION FD DISCLOSURE

The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K.

On July 24, 2003, Valassis announced its financial results for the quarter ended June 30, 2003. A copy of the Company press release related to this event is attached as an Exhibit to this Form 8-K.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the press release also discloses two non-GAAP financial measures, earnings and earnings per share prior to a refinance charge. Valassis believes that this information is useful to investors and its management in evaluating on-going business operations.

The information contained herein and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release of Valassis Communications, Inc. dated July 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

By:	/s/ ROBERT L. RECCHIA
Robert L. Recchia Executive Vice President and Chief Financial Officer

Dated: July 24, 2003